UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

NATIONAL MENTOR HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-129179	31-17570886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor
Boston, Massachusetts 02210

(Address of principal executive offices, including  zip code)

(617) 790-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 25, 2006, National MENTOR, Inc., a subsidiary of National MENTOR Holdings, Inc., commenced a cash tender offer and consent solicitation for any and all outstanding $150,000,000 aggregate principal amount of its 9 5/8% Senior Subordinated Notes due 2012 (CUSIP No. 63688XAB0) and issued a press release announcing the commencement of the tender offer and consent solicitation. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

99.1	Press Release issued May 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MENTOR HOLDINGS, INC.

/s/ Denis M. Holler
Date: May 26, 2006	Name:	Denis M. Holler
	Title:	Senior Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued May 25, 2006.